UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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ETF SERIES SOLUTIONS

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Validea Market Legends ETF (VALX)
a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202

February 24, 2015

Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Validea Market Legends ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”). The Special Meeting is being held to seek shareholder approval of the election of one of the Trust’s current Trustees, as discussed below and in the accompanying Proxy Statement.

Shareholders are being asked to elect one of the Trust’s current Trustees (the “Nominee”) who was previously appointed by the Board to fill a vacancy on the Board and has served as a Trustee of the Trust since August 19, 2014. By electing the Nominee now, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

The Special Meeting is scheduled to be held at 11:00 a.m. Central time on March 26, 2015, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the proposal for consideration by Fund shareholders, and a proxy card with instructions for voting.

If you are a shareholder of record as of the close of business on December 29, 2014, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.

The Board has recommended and encourages you to vote “FOR” the proposal. If you have any questions regarding the proposal or Proxy Statement, please do not hesitate to call toll-free 1-877-732-3617.  Representatives will be available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

Validea Market Legends ETF (VALX)
a series of ETF Series Solutions
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING
TO BE HELD MARCH 26, 2015

A special meeting of shareholders (the “Special Meeting”) of the Validea Market Legends ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”), will be held on March 26, 2015, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Fund will be asked to act upon the following proposal:

PROPOSAL:	To elect one Trustee to serve until his successor is elected and qualified.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on December 29, 2014 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions
February 24, 2015

Validea Market Legends ETF (VALX)
a series of ETF Series Solutions
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT
February 24, 2015

This Proxy Statement is being furnished to the shareholders of the Validea Market Legends ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Special Meeting”) to be held on March 26, 2015, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purpose set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as December 29, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is February 27, 2015. The Special Meeting will be held to obtain shareholder approval for the following proposal:

PROPOSAL:	To elect one Trustee to serve until his successor is elected and qualified.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund or the Fund’s current prospectus and statement of additional information (“SAI”). Please call the Fund at 1-800-617-0004 or write to the Fund, c/o USBFS, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report (when available), a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL: ELECTION OF A TRUSTEE

Background. The Board currently consists of three Independent Trustees, Ronald T. Beckman, David A. Massart, and Leonard M. Rush, and one Trustee who is an “interested person” of the Trust (the “Interested Trustee”) as that term is defined in the 1940 Act, Michael A. Castino. Each current Trustee was elected to the Board by shareholders of the Trust at the inception of the Trust, except for Mr. Castino (the “Nominee”), who was appointed by the Board in 2014. Each current Trustee has been serving as a Trustee continuously since his election or appointment.

Section 16(a) of the 1940 Act restricts the Board’s ability to appoint new Trustees to the Board unless immediately after such appointment at least two-thirds of the Trustees then holding office have been elected by shareholders of the Trust. Presently, three-quarters of the Trustees on the Board have been elected by shareholders. By having the Nominee elected by shareholders now, the Board will continue to be able to appoint new Trustees in the future without the time and expense of conducting additional shareholder meetings.

To provide the Board with the flexibility to fill vacancies, at the December 23, 2014 meeting of the Board, the Board, including the Independent Trustees, nominated Mr. Castino for election as Trustee by shareholders of the Trust. In connection with his appointment to the Board in 2014, the Board’s Nominating Committee and Independent Trustees reviewed his biographical information, experiences, and other factors they deemed relevant.

The Nominee is submitted for election by the holders of all shares of the Trust, voting together as a single class. The Nominee will serve in accordance with the Agreement and Declaration of Trust and the Amended and Restated By-laws of the Trust. If the Nominee is elected to the Board at the Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

Mr. Castino has indicated that he is able and willing to continue to serve as Trustee if elected. If for any reason the Nominee becomes unable to serve before the Special Meeting, proxies will be voted for a substitute nominated by the Board, unless a shareholder instructs otherwise. If shareholders do not elect Mr. Castino, he would continue serving on the Board but would not be considered to have been elected by shareholders. This could cause another proxy solicitation to be required to fill a Board vacancy in the future. Such additional proxy solicitation will not be needed if Mr. Castino is elected to the Board at the Special Meeting.

Trustees and Officers. Information regarding the current Trustees, the Nominee, and the executive officers of the Trust is set forth below. Each Trustee holds office during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Trust shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. Any Trustee may resign at any time and may be removed by a vote of two-thirds of the outstanding shares of the Trust or by action of a majority of the Trustees. Each officer serves until he resigns or is removed by the Board or by the President of the Trust or by such other officer upon whom such power of removal may be conferred by the Board.

Currently, there are three Independent Trustees and one Interested Trustee. The Interested Trustee is also a Nominee for election by shareholders as a Trustee. The address of each Trustee of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Nominee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, USBFS (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013); Vice President, Marco Polo Network (financial services firm) (2009–2011).	8	None
Independent Trustees
Ronald T. Beckman Born: 1947	Trustee	Indefinite term; since 2012	Retired; formerly Audit Partner specializing in investment management, PricewaterhouseCoopers LLP (1972–2004).	8	None
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	8	Independent Trustee, Managed Portfolio Series (26 portfolios).
Leonard M. Rush, CPA Born: 1946	Trustee	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000–2011).	8	Independent Trustee, Managed Portfolio Series (26 portfolios); Director, Anchor Bancorp Wisconsin, Inc. (2011–2013).

 With respect to the Nominee, Mr. Castino’s experience as Chairman of the Trust since 2013, as a senior officer of USBFS since 2012, and his past roles with investment management firms and indexing firms involved with ETFs, as well as his experience in and knowledge of the financial services industry, were significant factors in the determination that he should be a nominee for Trustee of the Trust.

The table below sets forth certain information about each of the Trust’s officers. The address of each officer of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, USBFS (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013); Vice President, Marco Polo Network (financial services firm) (2009–2011).
Paul R. Fearday, CPA Born: 1979	President and Assistant Treasurer	Indefinite term; President and Assistant Treasurer since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008); Manager, PricewaterhouseCoopers LLP (accounting firm) (2002–2008).
Michael D. Barolsky, Esq. Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Vice President, USBFS (since 2012); Associate, Thompson Hine LLP (law firm) (2008–2012).
Michael R. McVoy Born: 1957	Chief Compliance Officer	Indefinite term; since 2013	Executive Vice President and Chief Compliance Officer, USBFS (since 1986).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Assistant Vice President, USBFS (since 2011); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Fund’s investment adviser, the Trust’s distributor and its administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of each series of the Trust (together, the “Funds”). The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Fund’s adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Fund’s investment adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Fund’s sub-adviser (if any), and other service providers such as the Fund’s independent accountants, make periodic reports to the Board’s Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by their investment advisers and sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements with each applicable investment adviser and each sub-adviser, the Board or its designee meets with such firms to review such services. Among other things, the Board regularly considers each investment adviser and sub-adviser’s adherence to the applicable Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ performance and the Funds’ investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including each investment adviser and sub-adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with each investment adviser and sub-adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Fund’s investment adviser and sub-adviser (if any) and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board of Trustees, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Mr. Michael A. Castino serves as Chairman of the Board and is an interested person of the Trust. The Trust does not have a lead independent trustee. The Board of Trustees is comprised of a super-majority (75 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Individual Trustee and Nominee Qualifications. The Trust has concluded that each of the Trustees, including the Nominee, should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees, including the Nominee, should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

Nominee

The Trust has concluded that Mr. Castino should serve as Trustee because of the experience he gained as Chairman of the Trust since 2013, as a senior officer of USBFS since 2012, and in his past roles with investment management firms and indexing firms involved with ETFs, as well as his experience in and knowledge of the financial services industry.

Remaining Trustees

The Trust has concluded that Mr. Beckman should serve as a Trustee because of his substantial investment management industry experience through his prior service as a business assurance (audit) partner at PricewaterhouseCoopers LLP for over 15 years.

The Trust has concluded that Mr. Massart should serve as a Trustee because of his substantial industry experience, including over 15 years working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships, and the experience he has gained as serving as trustee of another investment company trust since 2011. He is currently the Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. Previously, he served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC.

The Trust has concluded that Mr. Rush should serve as a Trustee because of his substantial industry experience, including serving in several different senior executive roles at various global financial services firms, and the experience he has gained as serving as trustee of another investment company trust since 2011. He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds. He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche. Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. Each Independent Trustee currently serves as a member of the Audit Committee. During the fiscal year ended December 31, 2014, the Audit Committee met four times.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary. During the fiscal year ended December 31, 2014, the Nominating Committee met one time.

The Nominating Committee has adopted a formal charter, a copy of which is attached as Exhibit B. The Nominating Committee considers Trustee candidates recommended by shareholders and evaluates such nominees in the same manner as it evaluates nominees identified by the Nominating Committee. Because the Trust does not hold regular annual shareholder meetings, no formal policy or procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Nominating Committee. The Nominating Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders, officers, advisers, and service providers of the Trust. Although the Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Nominating Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Nominating Committee initially learned about Mr. Castino, the Nominee, from his service as the Trust’s Chairman prior to being appointed as a Trustee. His service as a Trustee was recommended to the Nominating Committee by the Trust’s officers and by USBFS.

Valuation Committee. The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and certain employees of USBFS. Although the Valuation Committee is not a committee of the Board (i.e., no Trustee is a member of Valuation Committee), the Valuation Committee’s membership is appointed by the Board and its charter and applicable procedures are approved by the Board. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as necessary.

Board Meetings and Board Committees. During the fiscal year ended December 31, 2014, the Board held four regular quarterly meetings and three special meetings, and each of the current Trustees attended more than 75% of the meetings of the Board during his tenure as a Trustee and the meetings of the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.

Ownership of Securities. As of the Record Date, no Trustee owned shares of any series of the Trust.

Board Compensation. The Independent Trustees each receive an annual trustee fee of $25,000 for attendance at the four regularly scheduled quarterly meetings and one annual meeting, if necessary, and receive additional compensation for each additional meeting attended of $2,000, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with attendance at Board meetings. The Chairman of the Audit Committee receives an additional annual fee of $3,500. The Trust has no pension or retirement plan. No officer, director or employee of any investment adviser to the Trust receives any compensation from the Trust for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the fiscal year ended December 31, 2014.

Name	Aggregate Compensation From the Fund1	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee and Nominee
Michael A. Castino	$0	$0
Independent Trustees
Ronald T. Beckman	$0	$25,500
David A. Massart	$0	$25,500
Leonard M. Rush, CPA	$0	$25,375
1 The Trustees are compensated by each investment adviser to the Trust from the unified management fees paid to each adviser, rather than by the Fund.

Legal Proceedings. The Board is not aware of any legal proceedings involving the Nominee that would be material to an evaluation of the ability or integrity of the Nominee and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Communication with Trustees. Shareholders may send communications directly to the Trustees in writing at the address specified above under “Trustees and Officers.”

Information Related to the Audit Committee and the Auditor. Information related to the Audit Committee, including the Audit Committee’s pre-approval policies and procedures, and to the Fund’s independent registered public accounting firm (the “Auditor”) can be found in Exhibit A.

Required Vote. The affirmative vote of a plurality of all outstanding shares of the Trust voting together, and not by separate Fund, at the Special Meeting, or at multiple separate special meetings for each series of the Trust using the same record date, is required for the election of the Nominee. A plurality vote means that the person receiving the highest number of votes will be elected, and therefore, to be elected, the Nominee must be the nominee receiving the most “FOR” votes (even if less than a majority of the votes cast), provided a quorum is present.

The Board unanimously recommends that shareholders of the Trust vote “FOR”
the election of the Nominee to the Board.

OTHER BUSINESS

Additional Information about the Trust. No Trustee or officer of the Trust currently holds any position with any investment adviser or sub-adviser to the Trust.

Record Date/Shareholders Entitled to Vote. The Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of each series of the Trust are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Trust and not any individual series of the Trust, including the Proposal.

Shareholders of the Trust at the close of business on December 29, 2014, the Record Date, will be entitled to be present and vote at the Special Meeting. As of that date, there were 250,000 shares of the Fund and 58,800,000 shares of the Trust (including shares of the Fund) outstanding and entitled to vote, representing total net assets of approximately $6,362,514 of the Fund and $1,662,391,603 of the Trust.

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free 1-877-732-3617. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the election of Mr. Castino with respect to the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received by the date of the Special Meeting, a person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Quorum Required. The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund or Trust (as applicable to each proposal) entitled to vote at the Special Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not be counted as voting on the Proposal or any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the Secretary of the Special Meeting or the holders of a majority of the shares of the Trust present at the Special Meeting in person or by proxy may adjourn the Special Meeting with respect to the proposal to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or any investment adviser or sub-adviser to the Trust, none of whom will be paid for these services, or by a third-party proxy solicitation firm. The costs associated with the Special Meeting and the expenses incurred in connection with the solicitation of proxies will be paid by the adviser or sub-adviser to each series of the Trust, and not by the Fund. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Trust may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund’s administrator, transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on December 29, 2014, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on December 29, 2014, persons owning of record more than 5% of the outstanding shares of the Trust were as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund or Trust may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or Trust, respectively. Shareholders controlling the Fund or Trust could have the ability to vote a majority of the shares of the Fund or Trust on any matter requiring the approval of Fund or Trust shareholders, respectively.

ETF Series Solutions (all Funds combined)
Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	46,067,566	78.35%	Record
The Bank of New York Mellon One Wall Street New York, NY 10286	7,906,308	13.45%	Record

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports (when available) may be requested without charge by writing to the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling, toll-free 1-800-617-0004.

GENERAL INFORMATION

Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the proposals described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Agreement and Declaration of Trust and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-877-732-3617. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at www.proxyonline.com/docs/validea.pdf. You may request a copy by mail (Validea Market Legends ETF, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 1-877-732-3617. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Exhibit A

INFORMATION RELATING TO THE AUDIT COMMITTEE AND THE AUDITOR
The Auditor

The Audit Committee (the “Committee”) and the Board selected Cohen Fund Audit Services, Ltd. (“CFAS”) to provide audit and audit-related services as well as tax services to each series of the Trust (together, the “Funds”) for each Fund’s fiscal years ended on or prior to December 31, 2014 and for each Fund’s fiscal year ending on or prior to December 31, 2015. CFAS’s business address is 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

Representatives of CFAS are not expected to be at the Special Meeting to answer questions relating to the services provided or to be provided to the Fund. However, a representative of CFAS could be contacted during the Special Meeting if any matter were to arise requiring assistance, and CFAS will have the opportunity to make a statement at the Special Meeting if they desire to do so.

Audit Committee Pre-Approval Policies and Procedures

The Committee is responsible, among other things, for selecting, overseeing and setting the compensation of the Auditor and for acting as liaison between the Auditor and the Board. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Committee pre-approves (1) all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust by the Auditor, and (2) all non-audit services to be provided to any investment adviser, or its affiliate, to the Trust, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that set forth the pre-approval policies and procedures:

The responsibilities of the Committee include:

•
Pre-approving the selection of the independent public accountants for the Funds and recommending to the full Board the selection, retention or termination, as appropriate, of the independent public accountants, including whether the accountant provides any consulting, auditing or non-audit services to the Funds, an investment advisor to the Funds, or an affiliate of an investment advisor. The Committee shall review the independent public accountant’s specific representations as to their independence.

•
Reviewing the independent public accountants’ compensation for audit and non-audit services in accordance with the pre-approval requirements set forth below, as well as the proposed terms of their engagement. Each Fund shall provide for appropriate funding, as determined by the Committee, to compensate the accountants for any authorized service provided to each such Fund.

Before any independent public accountant is engaged by a Fund to render audit or non-audit services, either:

(i) The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to a Fund. The Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this paragraph shall be presented to the full Committee at each of its scheduled meetings; or

(ii) The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval standards established by the Committee. Any such standards are detailed as to the particular series and may not involve any delegation of the Committee’s responsibilities to an investment advisor. The Committee must be informed of each service entered into.

Pre-approval for any service provided to a Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by such Fund to the accountant during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by a Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit;

The Committee shall pre-approve any non-audit services proposed to be provided by the independent public accountant to (1) any investment advisor, and/or (2) any entity controlling, controlled by, or under common control with any such investment advisor, that provides ongoing services to a Fund, if the independent public accountant’s engagement with the investment advisor or any such control persons relates directly to the operations and financial reporting of a Fund.

A-1

An independent public accountant who is performing the audit for a Fund may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Fund:

•	Bookkeeping or other services related to the accounting records or financial statements of a Fund;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services;
•	Internal audit Outsourcing services;
•	Broker or dealer, investment adviser, or investment banking services;
•	Legal services and expert services unrelated to the audit; and
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The independent public accountant is responsible for informing the Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

Fees Paid to the Auditor

The following table sets forth the aggregate fees billed by CFAS for the most recent two fiscal years (or since inception if shorter) for the Funds that have completed at least one fiscal year for (i) professional services rendered for audit services, including the audit or review of the Funds’ financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services reasonably related to the audit or review of the Funds’ financial statements not reported under (i); (iii) professional services rendered for tax compliance, tax advice and tax planning; and (iv) other products and services not reported in (i), (ii) or (iii).

Fund	Inception Date	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
AlphaClone Alternative Alpha ETF	5/31/2012	3/31/2013	$13,500	$0	$3,000	$0
		3/31/2014	$13,500	$0	$3,000	$0
Vident International Equity Fund	10/29/2013	8/31/2014	$16,000	$0	$3,000	$0
Vident Core U.S. Equity Fund	1/21/2014	8/31/2014	$13,000	$0	$3,000	$0

The Tax Fees for the Funds relate to the preparation of the Fund’s income and excise tax returns and the review of the Fund’s annual excise tax distribution calculations. All of such Tax Fees were required to be pre-approved, and were pre-approved, by the Audit Committee.

Percentage of Audit-Related Fees, Tax Fees and All Other Fees Approved by the Audit Committee Pursuant to the Pre-Approval Policies and Procedures. With respect to all Funds, during each Fund’s fiscal year(s) ending on or before December 31, 2014, (i) $0 was charged by CFAS for audit-related or other services; and (ii) 100% of the Tax Fees charged by CFAS, as indicated in the above table were required to be pre-approved, and were pre-approved, by the Audit Committee.

Performance of Audit Services by Full-Time, Permanent Employees of CFAS. During each Fund’s fiscal year(s) ending on or before December 31, 2014, less than 50% of hours expended on CFAS’s engagement to audit the Funds’ financial statements were attributed to work performed by persons other than CFAS’ full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by CFAS for services rendered to the Trust and any Service Affiliate3 were $0 during each Fund’s fiscal year(s) ending on or before December 31, 2014.

Auditor Independence. There was $0 in non-audit services rendered to Service Affiliates by CFAS during each Fund’s fiscal year(s) ending on or before December 31, 2014 and therefore no impact on the independence of CFAS.

3A “Service Affiliate” includes: (1) the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and (2) any entity controlling, controlled by, or under comment control with the investment adviser that provides ongoing services to the Trust.

A-2

Exhibit B

NOMINATING COMMITTEE CHARTER

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”). This Charter will be reviewed annually by the Board.

Purpose

The purpose of the Nominating Committee shall be to select and nominate other Trustees, including Independent Trustees (as defined below). Selection and nomination refers to the process by which Board candidates (each, a “Candidate”) are researched, recruited, considered and formally named.

The Nominating Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Nominating Committee in identifying, screening and attracting Candidates, including the sole authority to approve the search firm’s fees and other retention terms.

Composition and Term of Members of the Nominating Committee

The Nominating Committee shall be comprised entirely of members of the Board who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be fewer than two (2) Independent Trustees, as required by the Trust’s Bylaws. To qualify as not “interested,” such members may not, other than in his or her capacity as a member of the Nominating Committee or a member of the Board, accept any consulting, advisory, or other compensatory fee from the Trust or be an affiliated person of the Trust. Such Independent Trustees shall designate the Chairperson of the Nominating Committee. Each member of the Nominating Committee shall serve until a successor is appointed by the Board.

Meetings

The Nominating Committee shall meet as it deems necessary to comply with the 1940 Act or otherwise. Additional meetings shall be held as deemed appropriate by the Chairperson of the Nominating Committee or a majority of the Nominating Committee members. A quorum for purposes of conducting a meeting shall be 50% or more of the members present at such meeting. Minutes of the meetings of the Nominating Committee will be prepared and circulated to all members of the Nominating Committee for review and comment in a timely manner. The Committee may meet in person, by telephone or other means by which all persons participating in the meeting can hear each other at the same time.

Responsibilities of the Nominating Committee

Control of the selection and nomination process for Candidates at all times should rest with the Nominating Committee. This Charter is not intended to supplant or limit the ability of fund shareholders under state law or federal law to nominate Trustees. The Committee will review shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of this Charter, the Trust’s Bylaws and applicable law. Shareholder candidates submitted for consideration by the Committee must be sent to the President of the Trust in writing together with the appropriate biographical and other information concerning each such proposed nominee (including the information set forth below), and such nomination must comply with the notice and other provisions set forth herein, in the Trust’s Bylaws or under applicable law. Unless required otherwise by the Bylaws or applicable law, such notice and other information must be provided to the President of the Trust no later than 120 days, and no more than 150 days, prior to the date of the meeting of shareholders at which the nomination is to be considered. The Nominating Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. In addition, any of the Trust’s investment advisers may suggest Trustee candidates, if the Nominating Committee invites such suggestions, and the investment adviser may provide administrative assistance in the selection and nomination process.

The Committee, however, should not view participation by shareholders and investment advisers in this process as precluding or excusing it from the responsibility to canvass, recruit, interview, and solicit Candidates.

In carrying out these responsibilities, the Nominating Committee shall obtain from any candidate, and a shareholder submitting a candidate for nomination as a Trustee shall provide, a formal written resume, a completed questionnaire delineating relationships between the candidate and the Trust, the investment advisers to the Trust, the principal underwriter of the Trust, and all material service providers to the Trust, and such other information that may be required under state or federal law or by the Trust’s Bylaws. With respect to Independent Trustees, the Nominating Committee shall evaluate the independence of the candidate as defined in Section 2(a)(19) of the 1940 Act, and other potential conflicts of interest not included in such definition.

B-1

The Committee shall meet with the candidate to review the independence and qualifications of such candidate, and shall meet as a group without the candidate to discuss the candidate. Recommendations for new Trustees by the Nominating Committee shall be presented to the full Board for approval.

Nominee Considerations

In identifying and evaluating nominees for Trustee, the Committee seeks to ensure that the Board possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board is comprised of Trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis.

In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder or investment adviser, each candidate must:

1	Display the highest personal and professional ethics, integrity and values;

2	Have the ability to exercise sound business judgment;

3	Must be highly accomplished in his or her respective field;

4	Have a relevant expertise and experience;

5	Be able to represent all shareholders and be committed to enhancing long-term shareholder value; and

6	Have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business.

Other

In performing its duties, the Nominating Committee shall:

1.
Summarize the proceedings of meetings of the Nominating Committee at meetings of the Board. The Nominating Committee shall also submit the minutes of all its meetings to, or discuss the matters discussed at each meeting with, the Board;

2.
Investigate any matter that comes to the attention of the Nominating Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate;

3.
As the Nominating Committee deems appropriate, obtain, weigh and consider expert advice as to Nominating Committee related rules, legal and regulatory provisions, including engaging independent counsel and other advisors at Trust expense;

4.	Consider such other matters as may be from time to time referred to it by the Board; and

5.	Periodically review and, as appropriate, recommend changes to, this Charter.

In carrying out its responsibilities, the Nominating Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and shareholders of the Trust that the nominating practices of the Trust are in accordance with all requirements and are of the highest quality.

B-2

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PROXY VOTING OPTIONS

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Validea Market Legends ETF

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON March 26, 2015

The undersigned hereby appoints Paul R. Fearday and Michael D. Barolsky,  as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central Time, on March 26, 2015 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-732-3617.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 26, 2015.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/validea.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Validea Market Legends ETF	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	WITHHOLD
1.	To elect Michael A. Castino to serve as a Trustee of the Trust until his successor is elected and qualified.	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]